UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2023

HECLA MINING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of principal executive offices) (Zip Code)

(208) 769-4100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 11, 2023, the Company issued a news release (“Release”) announcing certain preliminary production results for the fourth quarter and full year ended December 31, 2022. All measures of the Company’s fourth quarter and full year 2022 operating results and conditions contained in the Release are preliminary and reflect the Company’s expected results as of the date of the Release. Actual reported fourth quarter and full year 2022 results are subject to management’s final review as well as review by the Company’s independent registered accounting firm and may vary significantly from current expectations because of a number of factors, including, without limitation, additional or revised information and changes in accounting standards or policies or in how those standards are applied. A copy of the Release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any of the Company’s filings or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On January 17, 2023, the Company issued a news release (“Release”) announcing the union ratified a new collective bargaining agreement at the Company’s Lucky Friday mine. A copy of the Release is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release dated January 11, 2023.*

99.2	News Release dated January 17, 2023. *

104	Cover Page Interactive Data File (formatted as inline XBRL).

*	Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: January 17, 2023

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